                                                                    EXHIBIT 99.1



FOR FURTHER INFORMATION:   Sandy Fruhman, Media (713) 207-3123
                           Marianne Paulsen, Investors (713) 207-6500
                           Melanie Trent, Investors (713) 207-8351

FOR IMMEDIATE RELEASE:     July 25, 2002


               RELIANT ENERGY REPORTS SECOND QUARTER 2002 EARNINGS

         HOUSTON, TX. - Reliant Energy, Incorporated (NYSE: REI) today reported net income for the second quarter of 2002, of $236 million, or $0.79 per diluted share, compared to net income of $316 million, or $1.08 per diluted share, for the second quarter of 2001. Reliant Energy's earnings reflect its approximately 83 percent interest in Reliant Resources (NYSE: RRI).

         The decrease in net income for the second quarter of 2002 was largely driven by an earnings decline in the company's wholesale energy segment due to less favorable market conditions, somewhat offset by increases in earnings in the company's retail energy, European energy and natural gas distribution segments. Results for the second quarter of 2002 also reflected increased interest expense and a negative impact related to the ZENS securities.

         For the six months ended June 30, 2002, Reliant Energy reported income before the cumulative effect of accounting change of $461 million, or $1.55 per diluted share, compared to $517 million, or $1.78 per diluted share, for the same period of 2001. The decrease for this period was largely driven by the factors discussed above.

         "The company and our industry have faced many challenges in recent months," said Steve Letbetter, chairman, president and chief executive officer. "We remain focused on the effective operation of our businesses, and in the quarter, our retail electric business in Houston and our regulated natural gas distribution operations performed very well. However, weak wholesale market conditions negatively impacted our results."

SUMMARY OF TWO NEW REPORTABLE BUSINESS SEGMENTS

         This year, Reliant Energy started reporting two new reportable business segments, electric transmission & distribution and electric generation, instead of the former electric operations segment. With the opening of the Texas market to retail electric competition in January, generation and retail electric sales were deregulated. Retail electric sales are now reported as the retail energy segment of Reliant Resources and the previously regulated generation operations in Texas are being reported in the new segment, electric generation.

                                    - more -

         The electric transmission and distribution segment reports results from two sources, including the regulated transmission and distribution operations as well as the impacts of generation-related stranded costs recoverable by the regulated utility. This segment also reports the impact of some regulated electric utility operations resulting from the transition to a restructured electric market in Texas.

         As a result of the implementation of deregulation and the subsequent new segments, there are no meaningful comparisons for these segments against prior periods.

EBIT BY SEGMENT DETAILED

ELECTRIC TRANSMISSION & DISTRIBUTION

         The electric transmission & distribution segment reported EBIT (earnings before interest and taxes) of $277 million for the second quarter of 2002. This reflected EBIT of $107 million for the regulated electric transmission and distribution business and non-cash EBIT of $170 million associated with certain generation-related regulatory assets (ECOM, or Excess Cost Over Market, true-up) recorded pursuant to the Texas restructuring law.

         The electric transmission and distribution business recovers the cost of its service through an energy delivery charge. This business benefited from growth in residential demand in the second quarter of 2002 compared to the same period of last year, partially offset by an anticipated decline in deliveries to industrial customers resulting from a move to self-generation. Metered electric customers, totaling 1.75 million at the end of the second quarter of 2002, continue to grow at an annualized rate of 2 percent.

         Under the Texas restructuring law, a regulated utility may recover as part of its stranded investment any difference between auction market prices and the market prices used in the Texas Public Utility Commission's ECOM model. This difference, which is recorded as a regulatory asset, produced the $170 million of non-cash EBIT for the ECOM true-up in the second quarter of 2002.

         Although the company's retail electric sales are now conducted by Reliant Resources, retail customers remained regulated customers of Reliant Energy HL&P through the date of their first meter reading in 2002. Sales during this transition period produced EBIT of $14 million in the first quarter of 2002, which is reflected in this segment. In the second quarter of 2002, additional costs of $7 million associated with transitioning to a competitive marketplace were incurred. The company expects to continue to incur transition costs during the remainder of the year, which the company anticipates will substantially offset the EBIT recorded in the first quarter.

ELECTRIC GENERATION

         The electric generation segment is comprised of over 14,000 MW of electric generation located entirely in the state of Texas, and will be called Texas Genco after the company's restructuring. This segment reported a $26 million loss before interest and taxes for the second quarter of 2002.

                                    - more -

NATURAL GAS DISTRIBUTION

         The natural gas distribution segment reported EBIT of $14 million for the second quarter of 2002 compared to a loss before interest and taxes of $41 million for the same period of 2001. The amount of goodwill amortization expense recognized in the second quarter of 2001 was approximately $8 million. A significant improvement in bad debt expense in the second quarter of 2002 compared to the high levels of bad debt experienced in the same period last year contributed to the operating improvement. Also contributing to the quarter-over-quarter EBIT increase were changes in estimates of unbilled revenues and deferred gas costs, which negatively impacted the second quarter of 2001.

PIPELINES AND GATHERING

         EBIT for the pipelines and gathering segment increased to $41 million for the second quarter of 2002 compared to $34 million for the same period of 2001. The amount of goodwill amortization expense recognized in the second quarter of 2001 was approximately $4 million.

WHOLESALE ENERGY

         EBIT for the wholesale energy segment was $31 million in the second quarter of 2002, compared to $298 million in the same period of 2001. The decrease was primarily due to less favorable market conditions, which resulted in lower operating margins from trading and marketing activities and power generation operations. Other factors affecting the decrease include: charges in connection with the cancellation of power plant development projects; increased depreciation expense related to ownership of the Orion assets and a write-off due to closure of a power plant in Pennsylvania; increased operation and maintenance expense primarily related to ownership of the Orion assets and an increase in a reserve for anticipated refunds to be ordered by the FERC relating to California operations.

RETAIL ENERGY

         The company's retail energy segment produced EBIT of $205 million in the second quarter of 2002, compared to a loss of $2 million in the second quarter of 2001. The Texas retail electricity market opened to full competition in January 2002. At that time, the retail energy segment began serving approximately 1.7 million electricity customers in the greater Houston, Texas area. These increased sales were partially offset by increased overhead, gross receipts taxes, marketing and bad debt expense.

EUROPEAN ENERGY

         The European energy segment produced EBIT of $105 million in the second quarter of 2002, compared to $62 million in the 2001 period. This increase was primarily the result of a one-time net gain of $109 million due to amendments to two power supply contracts. Results for 2001 reflected efficiency and energy payments from NEA, the coordinating body for the Dutch electric generating sector prior to the start of wholesale competition, and the valuation of the company's interest in NEA, which was recorded as equity income in 2001.

                                    - more -

OTHER OPERATIONS

         The company's other operations, which include its thermal systems, power systems, new ventures businesses, various real estate used in business operations, remaining operations in Latin America and unallocated corporate costs, reported a loss before interest and taxes for the second quarter of 2002 of $15 million. This compares to a loss before interest and taxes of $25 million for the same period of 2001.

GOODWILL AND OTHER INTANGIBLE ASSETS

         On January 1, 2002, the company discontinued amortizing goodwill in accordance with SFAS No. 142, "Goodwill and Other Intangible Assets". The amounts of goodwill amortization expense that were recognized in 2001 were $21 million and $42 million for the quarter and six months ended June 30, respectively. During the second quarter, the company completed the evaluation of goodwill for its regulated operations units, the natural gas distribution and pipeline and gathering units. The evaluation concluded that no impairment was required to be recognized for these units. The analysis of impairment for the goodwill associated with its European operations has concluded that an impairment does exist. However, the quantification of the impairment has not been finalized. Upon completion of the quantification, the impairment will be recorded as a cumulative effect of a change in accounting principle as of January 1, 2002.

OUTLOOK FOR 2002

         After the spin-off of Reliant Resources, CenterPoint Energy will include primarily the regulated businesses reported under the electric transmission and distribution, natural gas distribution and pipelines and gathering segments. CenterPoint Energy will also include the Texas power generation assets, reported under the electric generation segment, until at least 2004 when Reliant Resources has an option to purchase these assets. Reliant Resources provides competitive energy services including non-regulated power generation, wholesale energy trading and marketing, retail energy services and wholesale energy in Europe.

         Assuming completion of the spin-off of Reliant Resources, 2002 earnings per share for the segments that will comprise CenterPoint Energy are expected to be in the range of $1.17 to $1.22, excluding its prior interests in Reliant Resources. Reliant Resources, Inc. (NYSE: RRI), which completed its initial public offering of approximately 20 percent of its shares in May 2001, revised its earnings guidance for 2002 from a range of $1.80 to $2.00 per share to a range of $1.65 to $1.85 per share. This revision is primarily due to continued weakness in wholesale market conditions in the U.S. and Europe, partially offset by stronger performance in Reliant Resources' retail operations.

         Reliant Energy and Reliant Resources continue to have constructive discussions with their banks regarding refinancing alternatives and expect acceptable results will be achieved.

         Reliant Energy remains committed to the spin-off of Reliant Resources and continues to believe it is the right strategic step for both companies. Each company is well positioned for success in its respective market sector. Additionally, as separate entities, the companies will have better access to capital than as a combined company.

                                    - more -

WEBCAST OF EARNINGS CONFERENCE CALL

         Reliant Energy has scheduled its second quarter 2002 earnings conference call for Thursday, July 25, 2002, at 1:30 p.m. Central time. Interested parties may listen to a live audio broadcast of the conference call at www.reliantenergy.com/investors. A replay of the call can be accessed approximately two hours after the completion of the call.

         Reliant Energy (NYSE: REI), based in Houston, Texas, is an international energy services and energy delivery company. The company has nearly 31,000 megawatts of power generation in operation in the U.S. and nearly 3,500 megawatts of power generation in Western Europe. Reliant Energy's retail marketing and distribution operations serve approximately four million electricity and natural gas customers in the U.S. More information on Reliant Energy can be found on its web site at www.reliantenergy.com.

                                      *****

         This news release includes forward-looking statements. Actual events and results may differ materially from those projected. Factors that could affect actual results include the timing and impact of future regulatory and legislative decisions, effects of competition, weather variations, changes in Reliant Energy's business plans, financial market conditions and other factors discussed in Reliant Energy's filings with the Securities and Exchange Commission.

                                    - # # # -

                  Reliant Energy, Incorporated and Subsidiaries
                        Statements of Consolidated Income
                             (Thousands of Dollars)
                                   (Unaudited)


                                                                    Quarter Ended June 30,         Six Months Ended June 30,
                                                                 ----------------------------    ----------------------------
                                                                     2002            2001            2002            2001
                                                                 ------------    ------------    ------------    ------------
Revenues:
  Electric Operations                                            $         --    $  1,522,773    $         --    $  2,912,539
  Electric Transmission & Distribution                                537,628              --       1,121,388              --
  Electric Generation                                                 413,648              --         739,295              --
  Wholesale Energy                                                  6,494,618       7,659,501      12,009,233      16,019,610
  Natural Gas Distribution                                            796,722         888,626       1,976,595       3,211,320
  Pipelines and Gathering                                             102,408          95,653         194,351         226,080
  European Energy                                                     640,479         276,528       1,175,480         524,407
  Retail Energy                                                     1,425,390          36,132       2,404,099          63,369
  Other Operations                                                      7,155          29,206           9,948          58,872
  Eliminations                                                       (627,605)       (215,783)     (1,196,203)       (646,900)
                                                                 ------------    ------------    ------------    ------------
  Total                                                             9,790,443      10,292,636      18,434,186      22,369,297
                                                                 ------------    ------------    ------------    ------------

Expenses:
  Fuel and cost of gas sold                                         4,886,360       5,022,191       8,447,738      12,703,440
  Purchased power                                                   3,127,956       3,660,649       6,693,625       6,536,212
  Operation and maintenance                                           732,568         624,243       1,386,600       1,346,563
  Taxes other than income taxes                                       164,142         142,732         289,847         283,036
  Depreciation and amortization                                       257,816         226,332         477,506         422,991
  Other                                                                     2           6,019             747           8,324
                                                                 ------------    ------------    ------------    ------------
    Total                                                           9,168,844       9,682,166      17,296,063      21,300,566
                                                                 ------------    ------------    ------------    ------------
Operating Income                                                      621,599         610,470       1,138,123       1,068,731
                                                                 ------------    ------------    ------------    ------------

Other (Expense) Income:
  Unrealized (loss) gain on AOL Time Warner investment               (230,214)        330,901        (447,811)        467,983
  Unrealized gain (loss) on indexed debt securities                   218,723        (329,185)        421,956        (464,232)
  Income from equity investment of unconsolidated subsidiaries          5,524          51,572           9,308          64,177
  Interest                                                           (205,239)       (150,343)       (359,295)       (328,405)
  Distribution on trust preferred securities                          (13,850)        (13,899)        (27,749)        (27,799)
  Minority Interest (a)                                               (30,594)        (34,103)        (47,027)        (33,813)
  Other - net                                                          18,096          33,993          35,713          61,409
                                                                 ------------    ------------    ------------    ------------
    Total                                                            (237,554)       (111,064)       (414,905)       (260,680)
                                                                 ------------    ------------    ------------    ------------

Income Before Income Taxes, Cumulative Effect of
  Accounting Change and Preferred Dividends                           384,045         499,406         723,218         808,051

Income Tax Expense                                                    148,400         183,045         262,221         290,763
                                                                 ------------    ------------    ------------    ------------

Income Before Cumulative Effect of Accounting Change
  and Preferred Dividends                                             235,645         316,361         460,997         517,288
Cumulative Effect of Accounting Change, net of tax                         --             (47)             --          61,619
                                                                 ------------    ------------    ------------    ------------
Income Before Preferred Dividends                                     235,645         316,314         460,997         578,907
Preferred Dividends                                                        --              98              --             195
                                                                 ------------    ------------    ------------    ------------
Net Income Attributable to Common Stockholders                   $    235,645    $    316,216    $    460,997    $    578,712
                                                                 ============    ============    ============    ============


     Reference is made to the Notes to the Consolidated Financial Statements contained in the Amended Annual Report on Form 10-K/A of Reliant
                              Energy, Incorporated.




(a) Included in minority interest is $30.6 million and $47.1 million of minority interest expense for the quarter and six months ended June 30, 2002, respectively, and $34.4 million of minority interest expense for the quarter and six months ended June 30, 2001, related to approximately 17 % minority ownership of Reliant Resources, Inc. and its subsidiaries.

                  Reliant Energy, Incorporated and Subsidiaries
              Selected Data From Statements of Consolidated Income
                (Thousands of Dollars, Except Per Share Amounts)
                                   (Unaudited)


                                                                   Quarter Ended                Six Months Ended
                                                                      June 30,                      June 30,
                                                           ----------------------------    ----------------------------
                                                               2002            2001            2002            2001
                                                           ------------    ------------    ------------    ------------
  Basic Earnings Per Common Share
    Income before cumulative effect of accounting change   $       0.79    $       1.09    $       1.55    $       1.79
    Cumulative effect of accounting change, net of tax               --              --              --            0.22
    Net income attributable to common stockholders         $       0.79    $       1.09    $       1.55    $       2.01

  Diluted Earnings Per Common Share
    Income before cumulative effect of accounting change   $       0.79    $       1.08    $       1.55    $       1.78
    Cumulative effect of accounting change, net of tax               --              --              --            0.21
    Net income attributable to common stockholders         $       0.79    $       1.08    $       1.55    $       1.99

  Dividends per Common Share                               $      0.375    $      0.375    $      0.750    $      0.750

  Weighted Average Common Shares Outstanding (000):
  - Basic                                                       297,696         289,743         296,963         288,546
  - Diluted                                                     298,471         292,737         297,934         291,400


EBIT BY SEGMENT

  Electric Operations                                      $         --    $    354,381    $         --    $    553,047
  Electric Transmission & Distribution                          276,990              --         535,952              --
  Electric Generation                                           (26,228)             --         (77,974)             --
  Natural Gas Distribution                                       14,553         (40,995)        124,228          96,430
  Pipelines and Gathering                                        41,371          33,926          79,065          72,450
  Wholesale Energy                                               31,163         297,800         145,268         526,851
  European Energy                                               104,813          62,084         122,888          83,462
  Retail Energy                                                 205,394          (1,806)        253,967          (4,880)
  Other Operations                                              (15,000)        (24,514)        (27,555)       (155,331)
  Eliminations/other                                                672          16,875           1,450          26,039
                                                           ------------    ------------    ------------    ------------

  Total                                                    $    633,728    $    697,751    $  1,157,289    $  1,198,068
                                                           ============    ============    ============    ============



     Reference is made to the Notes to the Consolidated Financial Statements contained in the Amended Annual Report on Form 10-K/A of Reliant
                              Energy, Incorporated.

                 Reliant Energy, Incorporated and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                       ELECTRIC
                                      TRANSMISSION    ELECTRIC                                     ELECTRIC
                                    & DISTRIBUTION   GENERATION     ELIMINATIONS      TOTAL       OPERATIONS
                                     ----------------------------------------------------------   ------------     ------------
                                                               Quarter Ended June 30,
                                     -------------------------------------------------------------------------        % Diff
                                                                2002                                  2001          Fav/(Unfav)
                                     ----------------------------------------------------------   ------------     ------------
RESULTS OF OPERATIONS:
Operating Revenues:
  Operating revenues                 $        368   $        414    $          4   $        786   $      1,523              (48)%
  ECOM true-up                                170             --              --            170             --               --
                                     ------------   ------------    ------------   ------------   ------------
    Total Revenues                            538            414               4            956          1,523              (37)%
                                     ------------   ------------    ------------   ------------   ------------
Operating Expenses:
  Fuel and purchased power                      5            299               4            308            721               57%
  Operation and maintenance                   130             79              --            209            224                7%
  Depreciation and amortization                66             39              --            105            129               19%
  Taxes other than income                      63             26              --             89            107               17%
                                     ------------   ------------    ------------   ------------   ------------
    Total                                     264            443               4            711          1,181               40%
                                     ------------   ------------    ------------   ------------   ------------
Operating Income (Loss)                       274            (29)             --            245            342              (28)%
                                     ------------   ------------    ------------   ------------   ------------

Non-operating Income:
  Other non-operating income                    3              3              --              6             12              (50)%
                                     ------------   ------------    ------------   ------------   ------------
                                                3              3              --              6             12              (50)%

                                     ------------   ------------    ------------   ------------   ------------
Earnings Before Interest and Taxes   $        277   $        (26)   $         --   $        251   $        354              (29)%
                                     ============   ============    ============   ============   ============


                                       ELECTRIC
                                      TRANSMISSION    ELECTRIC                                     ELECTRIC
                                    & DISTRIBUTION   GENERATION     ELIMINATIONS      TOTAL       OPERATIONS
                                     -----------------------------------------------------------   ------------     ------------
                                                              Six Months Ended June 30,
                                     --------------------------------------------------------------------------       % Diff
                                                                2002                                   2001         Fav/(Unfav)
                                     -----------------------------------------------------------   ------------     ------------
RESULTS OF OPERATIONS:
Operating Revenues:
  Operating revenues                 $        810   $        739    $        (56)   $      1,493   $      2,913              (49)%
  ECOM true-up                                311             --              --             311             --               --
                                     ------------   ------------    ------------    ------------   ------------
    Total Revenues                          1,121            739             (56)          1,804          2,913              (38)%
                                     ------------   ------------    ------------    ------------   ------------
Operating Expenses:
  Fuel and purchased power                     81            528             (56)            553          1,507               63%
  Operation and maintenance                   270            174              --             444            472                6%
  Depreciation and amortization               130             79              --             209            208               --
  Taxes other than income                     112             39              --             151            198               24%
                                     ------------   ------------    ------------    ------------   ------------
    Total                                     593            820             (56)          1,357          2,385               43%
                                     ------------   ------------    ------------    ------------   ------------
Operating Income (Loss)                       528            (81)             --             447            528              (15)%
                                     ------------   ------------    ------------    ------------   ------------

Non-operating Income:
  Other non-operating income                    8              3              --              11             25              (56)%
                                     ------------   ------------    ------------    ------------   ------------
                                                8              3              --              11             25              (56)%

                                     ------------   ------------    ------------    ------------   ------------
Earnings Before Interest and Taxes   $        536   $        (78)   $         --    $        458   $        553              (17)%
                                     ============   ============    ============    ============   ============


ELECTRIC OPERATIONS OPERATING DATA:     Quarter Ended June 30,                   Six Months Ended June 30,
                                       ------------------------                  -------------------------
ACTUAL MWH DELIVERED                      2002          2001                         2002          2001
                                       ----------    ----------                   ----------    ----------
Residential                             6,295,795     5,784,467             9%    10,769,260     9,735,625            11%
Commercial                              4,788,531     4,540,104             5%     8,763,779     8,508,706             3%
Industrial                              6,432,125     8,507,181           (24)%   12,769,728    15,945,397           (20)%
Other                                      37,222       380,873           (90)%       79,371       677,376           (88)%
                                       ----------    ----------                   ----------    ----------
    Total                              17,553,673    19,212,625            (9)%   32,382,138    34,867,104            (7)%
                                       ==========    ==========                   ==========    ==========


WEATHER (AVERAGE FOR SERVICE AREA):
Percentage of normal:
  Cooling degree days                         108%          100%            8%           108%          102%            6%
  Heating degree days                          33%           30%            3%           100%          106%           (6)%


AVERAGE NUMBER OF METERED CUSTOMERS:
  Residential                           1,539,193     1,514,566             2%     1,535,499     1,510,260             2%
  Commercial                              209,956       206,744             2%       209,690       205,630             2%
  Industrial                                1,814         1,771             2%         1,837         1,753             5%
  Other                                        --            28          (100)%            3            28           (89)%
                                       ----------    ----------                   ----------    ----------
    Total                               1,750,963     1,723,109             2%     1,747,029     1,717,671             2%
                                       ==========    ==========                   ==========    ==========

PHYSICAL ELECTRIC GENERATION
   POWER SALES (MWH)                   14,669,572           N/A                   26,472,871           N/A




     Reference is made to the Notes to the Consolidated Financial Statements contained in the Amended Annual Report on Form 10-K/A of Reliant
                              Energy, Incorporated.

                            ------------------------

                 Reliant Energy, Incorporated and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                     NATURAL GAS DISTRIBUTION
                                     -----------------------------------------------------------------------------------------
                                       Quarter Ended June 30,                        Six Months Ended June 30,
                                     --------------------------       % Diff        --------------------------       % Diff
                                         2002           2001        Fav/(Unfav)        2002           2001         Fav/(Unfav)
                                     -----------    -----------     -----------     -----------    -----------     -----------
RESULTS OF OPERATIONS:
Operating Revenues                   $       797    $       888             (10)%   $     1,977    $     3,211             (38)%
Operating Expenses:
  Natural gas                                603            725              17%          1,488          2,702              45%
  Operation and maintenance                  125            148              16%            256            281               9%
  Depreciation and amortization               32             37              14%             62             73              15%
  Other operating expenses                    25             25              --              53             67              21%
                                     -----------    -----------                     -----------    -----------
    Total                                    785            935              16%          1,859          3,123              40%
                                     -----------    -----------                     -----------    -----------
Operating Income (Loss)                       12            (47)             --             118             88              34%
                                     -----------    -----------                     -----------    -----------

Non-operating Income
  Other Non-operating Income                   2              6             (67)%             6              8             (25)%
                                     -----------    -----------                     -----------    -----------
                                               2              6             (67)%             6              8             (25)%

                                     -----------    -----------                     -----------    -----------
Earnings Before Interest and Taxes   $        14    $       (41)             --     $       124    $        96              29%
                                     ===========    ===========                     ===========    ===========

NATURAL GAS DISTRIBUTION
  OPERATING DATA:
THROUGHPUT DATA IN BCF
Residential and Commercial                    49             37              32%            181            189              (4)%
Industrial Sales                              13             12               8%             24             23               4%
Transportation                                13             11              18%             28             26               8%
Retail                                        96            107             (10)%           217            239              (9)%
                                     -----------    -----------                     -----------    -----------
    Total Throughput                         171            167               2%            450            477              (6)%
                                     ===========    ===========                     ===========    ===========


WEATHER (AVERAGE FOR SERVICE AREA)
Percentage of normal:
    Heating degree days                      114%            87%             27%             99%           104%             (5)%


AVERAGE NUMBER OF CUSTOMERS:
  Residential                          2,720,237      2,674,434               2%      2,722,974      2,685,857               1%
  Commercial and Industrial Sales        249,131        241,876               3%        249,670        243,917               2%
                                     -----------    -----------                     -----------    -----------
    Total                              2,969,368      2,916,310               2%      2,972,644      2,929,774               1%
                                     ===========    ===========                     ===========    ===========


                                                                     PIPELINES AND GATHERING
                                     -----------------------------------------------------------------------------------------
                                       Quarter Ended June 30,                        Six Months Ended June 30,
                                     --------------------------       % Diff        --------------------------       % Diff
                                         2002           2001        Fav/(Unfav)        2002           2001         Fav/(Unfav)
                                     -----------    -----------     -----------     -----------    -----------     -----------
RESULTS OF OPERATIONS:
Operating Revenues                   $       102    $        96              6%     $      194     $      226            (14)%
Operating Expenses:
  Natural gas                                 10             12             17%             17             58             71%
  Operation and maintenance                   38             31            (23)%            72             59            (22)%
  Depreciation and amortization               10             15             33%             20             29             31%
  Other operating expenses                     5              4            (25)%             9              8            (13)%
                                     -----------    -----------                     -----------    -----------
    Total                                     63             62             (2)%           118            154             23%
                                     -----------    -----------                     -----------    -----------
Operating Income                              39             34             15%             76             72              6%
                                     -----------    -----------                     -----------    -----------

Non-operating Income:
  Other non-operating income                   2             --             --               3             --             --
                                     -----------    -----------                     -----------    -----------
                                               2             --             --               3             --             --
                                     -----------    -----------                     -----------    -----------
Earnings Before Interest and Taxes   $        41    $        34             21%     $       79     $       72             10%
                                     ===========    ===========                     ===========    ===========


PIPELINES AND GATHERING
  OPERATING DATA:
THROUGHPUT DATA IN BCF
Natural Gas Sales                              5              3             67%             10              9             11%
Transportation                               205            193              6%            443            439              1%
Gathering                                     70             77             (9)%           141            147             (4)%
Elimination                                   (1)            (1)            --              (1)            (2)            50%
                                     -----------    -----------                     -----------    -----------
    Total Throughput                         279            272              3%            593            593             --
                                     ===========    ===========                     ===========    ===========



     Reference is made to the Notes to the Consolidated Financial Statements contained in the Amended Annual Report on Form 10-K/A of Reliant
                              Energy, Incorporated.

                  Reliant Energy, Incorporated and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                                 WHOLESALE ENERGY
                                             -------------------------------------------------------------------------------------
                                              Quarter Ended June 30,                      Six Months Ended June 30,
                                             ------------------------       % Diff        -------------------------      % Diff
                                                2002          2001        Fav/(Unfav)        2002           2001       Fav/(Unfav)
                                             ----------    ----------     -----------     ----------     ----------    -----------
RESULTS OF OPERATIONS:
Operating Revenues                           $    6,495    $    7,660             (15)%   $   12,009     $   16,020            (25)%
Operating Expenses:
  Fuel and cost of gas sold                       3,990         3,952              (1)%        6,543          9,606             32%
  Purchased power                                 2,141         3,239              34%         4,775          5,553             14%
  Operation and maintenance                         233           146             (60)%          391            279            (40)%
  Depreciation and amortization                      83            20            (315)%          133             61           (118)%
  Other                                              25             6            (317)%           37              8           (363)%
                                             ----------    ----------                     ----------     ----------
     Total                                        6,472         7,363              12%        11,879         15,507             23%
                                             ----------    ----------                     ----------     ----------
Operating Income                                     23           297             (92)%          130            513            (75)%
                                             ----------    ----------                     ----------     ----------

Non-operating Income:
  Income from equity investments of
  unconsolidated subsidiaries                         6             1             500%            10             14            (29)%
  Other Non-Operating Income                          2            --              --              5             --             --
                                             ----------    ----------                     ----------     ----------
                                                      8             1             700%            15             14              7%

                                             ----------    ----------                     ----------     ----------
Earnings Before Interest and Taxes           $       31    $      298             (90)%   $      145     $      527            (72)%
                                             ==========    ==========                     ==========     ==========

WHOLESALE ENERGY MARGINS BY COMMODITY:
Gas                                          $       50    $       80             (38)%   $      103     $      159            (35)%
Power                                               310           383             (19)%          585            689            (15)%
Oil                                                   7             4              75%             6              8            (25)%
Other Commodities                                    (3)            2              --             (3)             5             --
                                             ----------    ----------                     ----------     ----------
                                             $      364    $      469             (22)%   $      691     $      861            (20)%
                                             ==========    ==========                     ==========     ==========

WHOLESALE ENERGY MARGINS BY ACTIVITY:
Power Generation                             $      315    $      350             (10)%   $      594     $      630             (6)%
Trading, Marketing and Risk Management               49           119             (59)%           97            231            (58)%
                                             ----------    ----------                     ----------     ----------
                                             $      364    $      469             (22)%   $      691     $      861            (20)%
                                             ==========    ==========                     ==========     ==========

TRADING, MARKETING AND RISK MANAGEMENT
MARGINS REALIZED AND UNREALIZED:
Realized                                     $       40    $       26              54%    $      112     $      127            (12)%
Unrealized                                            9            93             (90)%          (15)           104             --
                                             ----------    ----------                     ----------     ----------
                                             $       49    $      119             (59)%   $       97     $      231            (58)%
                                             ==========    ==========                     ==========     ==========

TRADING MARGIN / VAR                               7.00         19.83             (65)%        12.13          33.00            (63)%

WHOLESALE ENERGY OPERATING DATA:
Physical natural gas Bcf volume                   1,077           720              50%         2,028          1,444             40%
  Revenues per Mcf                           $     3.58    $     5.15             (30)%   $     3.13     $     6.23            (50)%

Physical Wholesale Power Sales (000's MWH)       74,830        61,267              22%       166,303        114,478             45%
  Revenues per Mwh                           $    35.33    $    64.08             (45)%   $    33.94     $    61.30            (45)%

Physical Oil Trading Revenues (000's Bbls)          758         2,861             (74)%        1,658          3,347            (50)%


VALUE AT RISK ANALYSIS:
(Assumes 95% confidence level and primarily a one day holding period using variance/covariance model)

                                        2002     2001     2002     2001
                                        ----     ----     ----     ----
As of June 30,                          $  7     $  8     $  7     $  8
Period Ended June 30:
        Daily Average                      7        6        8        7
        Daily High                        14       15       17       18
        Daily Low                          4        2        4        2



     Reference is made to the Notes to the Consolidated Financial Statements contained in the Amended Annual Report on Form 10-K/A of Reliant Energy,
                                  Incorporated.

                  Reliant Energy, Incorporated and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                                   EUROPEAN ENERGY
                                               -----------------------------------------------------------------------------------
                                               Quarter Ended June 30,                     Six Months Ended June 30,
                                               -----------------------       % Diff       -------------------------      % Diff
                                                  2002         2001        Fav/(Unfav)        2002         2001        Fav/(Unfav)
                                               ----------   ----------     -----------     ----------   ----------     -----------
RESULTS OF OPERATIONS:
Operating Revenues                             $      641   $      276             132%    $    1,176   $      524             124%
Operating Expenses:
   Fuel and purchased power                           488          218            (124)%          959          400            (140)%
   Operation and maintenance                           36           30             (20)%           69           58             (19)%
   Depreciation and amortization                       14           19              26%            27           38              29%
   Other                                               --           --              --              2           --              --
                                               ----------   ----------                     ----------   ----------
     Total                                            538          267            (101)%        1,057          496            (113)%
                                               ----------   ----------                     ----------   ----------
Operating Income                                      103            9           1,044%           119           28             325%
                                               ----------   ----------                     ----------   ----------

Non-operating Income:
  Other non-operating income                            2           53             (96)%            4           55             (93)%
                                               ----------   ----------                     ----------   ----------
                                                        2           53             (96)%            4           55             (93)%

                                               ----------   ----------                     ----------   ----------
Earnings Before Interest and Taxes             $      105   $       62              69%    $      123   $       83              48%
                                               ==========   ==========                     ==========   ==========


EUROPEAN ENERGY MARGINS BY ACTIVITY:
Power Generation                               $      149   $       56             166%    $      210   $      121              74%
Trading, Marketing and Risk Management                  4            2             100%             7            3             133%
                                               ----------   ----------                     ----------   ----------
                                               $      153   $       58             164%    $      217   $      124              75%
                                               ==========   ==========                     ==========   ==========


TRADING AND RISK MANAGEMENT MARGINS REALIZED
AND UNREALIZED:
Realized                                       $        1   $        1              --     $        4   $        2             100%
Unrealized                                              3            1             200%             3            1             200%
                                               ----------   ----------     -----------     ----------   ----------     -----------
                                               $        4   $        2             100%    $        7   $        3             133%
                                               ==========   ==========     ===========     ==========   ==========     ===========


EUROPEAN ENERGY OPERATING DATA:
Physical Wholesale Power Sales (000's MWH)         23,850        9,679             146%        43,494       16,262             167%
   Revenues per mwh                            $    26.08   $    25.62               2%    $    26.53   $    27.68              (4)%


                                                                     RETAIL ENERGY
                                                 ----------------------------------------------------
                                                  Quarter Ended June 30,    Six Months Ended June 30,
                                                 ------------------------   -------------------------
                                                    2002          2001         2002           2001
                                                 ----------    ----------   ----------     ----------
RESULTS OF OPERATIONS:
Operating Revenues                               $    1,425    $       36   $    2,404     $       63
Operating Expenses:
Natural gas and purchased power                       1,099            --        1,941             --
Operation and maintenance                                96            37          165             66
Depreciation and amortization                             6             2           11              4
Other                                                    19            --           33             --
                                                 ----------    ----------   ----------     ----------
Total                                                 1,220            39        2,150             70
                                                 ----------    ----------   ----------     ----------
Operating Income (Loss)                                 205            (3)         254             (7)
                                                 ----------    ----------   ----------     ----------

Non-operating Income:
Other non-operating income                               --             1           --              2
                                                 ----------    ----------   ----------     ----------
                                                         --             1           --              2

                                                 ----------    ----------   ----------     ----------
Earnings Before Interest and Taxes               $      205    $       (2)  $      254     $       (5)
                                                 ==========    ==========   ==========     ==========


TRADING MARGINS REALIZED AND UNREALIZED:
Realized                                         $       79    $       --   $       85     $       --
Unrealized                                              (13)           11           (8)            15
                                                 ----------    ----------   ----------     ----------
                                                 $       66    $       11   $       77     $       15
                                                 ==========    ==========   ==========     ==========


RETAIL ENERGY OPERATING DATA:
GWh Sales data(1):
Residential                                                                      8,449
Small commercial                                                                 6,043
Large commercial, industrial and institutional                                  11,275
                                                                            ----------
Total                                                                           25,767
                                                                            ==========
(1) Gigawatt hours

Average Number of Customers (in thousands)
Residential                                                                      1,440
Small commercial                                                                   213
Large commercial, industrial and institutional                                      18
                                                                            ----------
Total                                                                            1,671
                                                                            ==========

                                                                           OTHER OPERATIONS
                                       -------------------------------------------------------------------------------------
                                        Quarter Ended June 30,                      Six Months Ended June 30,
                                       ------------------------       % Diff        -------------------------      % Diff
                                          2002          2001        Fav/(Unfav)        2002           2001       Fav/(Unfav)
                                       ----------    ----------     -----------     ----------     ----------    -----------
RESULTS OF OPERATIONS:
Operating Revenues                     $        7    $       29             (76)%   $       10     $       59            (83)%
Operating Expenses                             12            49              76%            15            212             93%
                                       ----------    ----------                     ----------     ----------
Operating Loss                                 (5)          (20)             75%            (5)          (153)            97%

Non-operating Income:
Other non-operating (expense) income          (10)           (5)           (100)%          (23)            (3)          (667)%
                                       ----------    ----------                     ----------     ----------
                                              (10)           (5)           (100)%          (23)            (3)          (667)%

                                       ----------    ----------                     ----------     ----------
Earnings Before Interest and Taxes     $      (15)   $      (25)             40%    $      (28)    $     (156)            82%
                                       ==========    ==========                     ==========     ==========


     Reference is made to the Notes to the Consolidated Financial Statements contained in the Amended Annual Report on Form 10-K/A of Reliant Energy,
                                  Incorporated.

                  Reliant Energy, Incorporated and Subsidiaries
                         Consolidated Trading Activities
                              (Million of Dollars)
                                   (Unaudited)

                                                       Quarter Ended June 30,    Six Months Ended June 30,
                                                      ------------------------   -------------------------
                                                         2002          2001         2002           2001
                                                      ----------    ----------   ----------     ----------
CONSOLIDATED TRADING, MARKETING AND RISK
MANAGEMENT MARGINS REALIZED AND UNREALIZED:
Realized                                              $      120    $       27   $      201     $      129
Unrealized                                                    (1)          105          (20)           120
                                                      ----------    ----------   ----------     ----------
                                                      $      119    $      132   $      181     $      249
                                                      ==========    ==========   ==========     ==========

CONSOLIDATED VALUE AT RISK ANALYSIS:
(Assumes 95% confidence level and primarily a one day holding period using variance/covariance model)



        As of June 30,                                $       20    $        9   $       20     $        9
        Period Ended June 30:
                Daily Average                                 17             7           18              8
                Daily High                                    29            16           29             18
                Daily Low                                     13             3           13              3

                   COMBINED WHOLESALE, RETAIL AND EUROPEAN VAR

                                     [CHART]



     Reference is made to the Notes to the Consolidated Financial Statements contained in the Amended Annual Report on Form 10-K/A of Reliant Energy,
                                  Incorporated.